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                                                                  Exhibit 10.4

                          INDUSTRIAL LEASE AGREEMENT



THIS LEASE is made and entered as of this 1st day of May, 1994, by and between Rockwell International Corp., a Delaware corporation (hereinafter "Landlord"), and Teltrust, Inc., a Utah corporation (hereinafter "Tenant").

For and in consideration of the rental and of the covenants and agreements hereinafter set forth to be kept and performed by the Tenant, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises herein described for the term, at the rental and subject to and upon all of the terms, covenants and agreements hereinafter set forth.


1.       PREMISES

         A. Description. Landlord hereby leases to Tenant and Tenant hereby rents from Landlord those certain Premises, crosshatched on Exhibit A, located in the City of Salt Lake, County of Salt Lake, Utah, commonly known as 5520 West Harold Gatty Drive and described as approximately 30,000 sq. ft. of office space and 360 parking stalls.

         B. Work of Improvement. Tenant to supply additional improvements at Tenant's cost. Such improvements to be approved by Landlord. Such approval not to be unreasonably withheld.

         C. Additional Parking. In the event that Tenant needs additional parking, in excess of the 360 spaces initially provided as part of the Premises, then Landlord shall make reasonable efforts to provide additional paved parking stalls to Tenant, so long as Landlord can do so without, in its judgement, impairing the use and utility to Landlord of the remainder of the building and land of which the Premises are a part. In such event Landlord and Tenant shall agree upon a reasonable increase in the rent, in an amount sufficient to permit Landlord to recover, over the remainder of the Lease term, all of its costs and expenses incurred in providing such additional parking

2.       TERM

         A. Term. The term of this Lease shall be for two years commencing May 1, 1994 and ending on November 30, 1996, unless sooner terminated pursuant to this lease. Occupancy of the Premises shall be made available to Tenant upon execution of this Lease by both parties. Additionally, Landlord shall have the right to cancel this Lease upon 120 days written notice to Tenant. In the event that Landlord conveys the Premises to Nicholas & Co. or another third party, Landlord's right to
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         cancel this Lease, as provided in the immediately foregoing sentence, shall terminate.

         B. Delay in Commencement. Tenant agrees that in the event of the inability of Landlord to deliver possession of the Premises to Tenant on the commencement date set forth in Section 2A, such inability will not affect the validity of this Lease or the obligations of Tenant hereunder, but in such case Tenant shall not be obligated to pay rent or other monetary sums until possession of the Premises is tendered to Tenant. Nevertheless, if the delay in delivery of possession exceeds thirty (30) days, then the expiration date of the term of the Lease shall be extended by the period of time computed from the scheduled commencement date to the date possession is tendered, or the Tenant may cancel the lease at Tenant's option.

3.       RENT

Concurrent with the execution hereof, Tenant shall pay to Landlord the sum of Four Thousand Six Hundred Eighty-Seven and 50/100 Dollars ($4,687.50), as rent for the month of May, 1994. Beginning June 1, 1994, Tenant shall pay to Landlord as rent for the Premises in advance on the first day of each calendar month of the term of this Lease without deduction, offset, prior notice or demand, in lawful money of the United States, the sum of Eighteen Thousand Seven Hundred Fifty and No/100 Dollars ($18,750.00) per month.

4.       SECURITY DEPOSIT

Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord the sum of Eighteen Thousand Seven Hundred Fifty and No/100 Dollars ($18,750.00). Said sum shall be held by Landlord as a security deposit for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provisions of this Lease, including but not limited to the provisions relating to the payment of rent and any of the monetary sums due herewith, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within ten (10) days after written demand thereof, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount; Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to tenant (or, at


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Landlord's option, to the last assignee of Tenant's interests hereunder) at the expiration of the Lease term and after Tenant has vacated the Premises. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest, whereupon Tenant agrees to release Landlord from all liability for the return of such deposit or the accounting therefor.

5.       TAXATION AND COMMON AREA MAINTENANCE CHARGES

         A. Payment of Realty Property Taxes. Tenant shall pay his proportionate share of Real Property Taxes and common area maintenance charges (including but not limited to assessments against the property for common expenses of the Salt Lake International Center, reasonable and necessary expenses incurred by Landlord for the operation, cleaning, maintenance, repair, insurance, and management of the building and grounds), including utility charges where not separately metered, and the repair, operation, and maintenance of land common area. Such payment shall be made by the Tenant to the Landlord on a monthly basis. At year end, the actual taxes levied against property and common area charges incurred during that year shall be determined by Landlord, and any adjustment in such estimate shall be made, with additional payments by or refunds to Tenant as appropriate.

         B. Proration; Joint Assessment. In the event any such real property taxes paid by Tenant cover any period of time prior to commencement or after the expiration of the term of this Lease, Tenant's share of such taxes shall be equitably prorated to cover only the period of time within the fiscal tax year during which this Lease is in effect, and Landlord shall reimburse Tenant to the extent required. With respect to any assessments which may be levied against or upon the Premises, or under which the laws then in force may be evidenced by improvement or other bonds or may be paid in annual installments, only the amount of such annual installment (with appropriate proration for any partial year) and interest due thereon shall be included within the computation of the annual taxes and assessments levied against the Premises. In the event the Premises are not separately assessed, Tenant's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Landlord form the respective valuations assigned in the Assessor's worksheets or such other information as may be reasonably available to Landlord, with Landlord's reasonable determination thereof in good faith to be conclusive.

         C. Definition of "Real Property Tax". As used in this Lease, the term "real property tax" shall include any form of assessment, levy or tax (other than inheritance, estate, net income or franchise taxes), imposed by any authority having the direct or indirect power to tax, including any city, county, state or federal government or any school, agricultural, lighting, drainage or other improvement district thereof, whether such tax is (a) upon or with respect to the possession,


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          leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; or (b) upon or measured by the value of Tenant's personal property, equipment or fixtures located in the Premises; or (c) upon this transaction or any document to which Tenant is a part creating or transferring an interest or an estate in the Premises; or (d) whether or not now customary or within the contemplation of the parties.

          D.      Personal Property Taxes.

                  i. Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises or elsewhere. When possible, Tenant shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord.

                  ii. If any of Tenant's personal property shall be assessed with Landlord's real property, Tenant shall pay Landlord the taxes attributable to Tenant within ten (10) days after receipt of a written statement setting forth the taxes applicable to Tenant's property.

6.       USE

         A. Use. The Premises shall be used and occupied by Tenant for only the following purposes and for no other purposes whatsoever without obtaining the prior written consent of Landlord: Telemarketing and related uses.

         B. Suitability. If the Premises are completed as of the date of execution hereof, Tenant, by execution of this Lease, shall be deemed to have accepted the Premises in the condition existing as of the date of execution and in any event this Lease shall be subject to all applicable zoning ordinances and to any municipal, county and state laws and regulations governing and regulating the use of the Premises. Tenant acknowledges that neither Landlord nor Landlord's agent has made any representation or warranty as to the suitability of the Premises for the conduct of Tenant's business.

         C.       Uses Prohibited

                  i. Tenant shall not do or permit anything to be done in or about the Premises which will increase the existing rate of insurance upon the Premises (unless Tenant shall pay any increased premium as a result of such use or acts) or cause the cancellation of any insurance policy covering said Premises or any building of which the Premises may be a part, nor shall Tenant sell or permit

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                  to be kept, used or sold in or about said Premises any
                  articles which may be prohibited by a standard form policy of fire insurance.

                  ii. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of any building of which the Premises may be a part or injure or annoy them or use or allow the Premises to be used for any unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

                  iii. Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in anyway conflict with any law, statute, zoning restriction, ordinance or governmental rule or regulation or requirements or duly constituted public authorities now in force or which may hereafter be enacted or promulgated. Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between Landlord and Tenant.

7.       UTILITIES

         Tenant shall pay prior to delinquency for all water, gas, heat, light, power, telephone, sewage, air conditioning and ventilating, scavenger, janitorial, landscaping and all other materials and utilities supplied to the Premises. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion of all charges which are jointly metered, the determination to be made by Landlord, and payment to be made by Tenant within ten (10) days of receipt of a statement for such charges.

8.       MAINTENANCE AND REPAIRS, ALTERATIONS AND ADDITIONS

         A. Landlord's Obligations. Subject to the provisions of Section 13 and except for damage caused by any negligent or intentional act or omission of Tenant and Tenant's agents, employees or invitee, Landlord, at Landlord's expense, shall keep in good order, condition and repair the sidewalks, landscaping, driveways, parking lots, fences, and foundations, exterior walls and the exterior roof of the Premises.


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Landlord shall not, however, be obligated to paint such exterior, nor shall
Landlord be required to maintain the interior surface of exterior walls, windows, doors or plate glass. Landlord shall have no obligation to make repairs under this Paragraph 8A until a reasonable time after receipt of written notice of the need for such repairs.

         B.       Tenant's Obligations.

                  i. Subject to the provisions of Sections 13 and 8A, Tenant at Tenant's expense, shall keep in good order, condition and repair the Premises and every part thereof, regardless of whether the damaged portion of the Premises or the means of repairing the same are accessible to Tenant, including without limitation thereto, all plumbing, heating, air conditioning, ventilating, electrical and lighting facilities and equipment within the Premises and signs located in the areas which are adjacent to and included with the Premises.

                  ii. Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Premises in the same condition as received, broom clean, ordinary wear and tear and damage by fire, earthquake, act of God or the elements alone excepted. Tenant at its sole cost and expense, agrees to repair any damage to the Premises caused by or in connection with the removal of any articles or personal property, business or trade fixtures, machinery, equipment, cabinetwork, furniture, movable partition, or permanent improvements or additions, including without limitation thereto, repairing the floor, patching and painting the walls where required by Landlord to Landlord's reasonable satisfaction.

         C. Landlord's Rights. In the event Tenant fails to perform Tenant's obligations under this Section 8, Landlord shall give Tenant notice to do such acts as are reasonably required to so maintain the Premises; if Tenant shall fail to commence such work and diligently prosecute it to completion, then Landlord shall have the right but not the obligation to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord shall be paid by Tenant promptly after demand with interest at ten percent (10%) per annum from the date of such work. Landlord shall have no liability to Tenant for any damage, inconvenience or interference with the use of the Premises by Tenant as a result of performing any such work.

         D.       Alterations and Additions.

                  i. Tenant shall not, without Landlord's prior written consent, make any alterations, additions, improvements or utility installations in, on or about the Premises, except for non-structural alterations not exceeding $2,500 in cost. As used in this Section 8D, the term "utility installations" shall include ducting, power panels, fluorescent fixtures, space heaters, conduit and wiring.

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                  As a condition to giving such consent, Landlord may require that Tenant agree to remove any such alterations, additions, improvements or utility installations at the expiration of the term and to restore the Premises to their prior condition.

                  ii. Unless Landlord requires their removal as set forth in Paragraph 8D, and except for those items and improvements listed on Exhibit B, all alterations, additions, improvements and utility installations which may be made on the Premises, shall at the expiration of earlier termination of the Lease become the property of Landlord and remain upon and be surrendered with the Premises. Notwithstanding the provisions of the immediately preceding sentence, personal property, business and trade fixtures, cabinetwork, furniture, movable partitions, machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, and all of the items listed on Exhibit B, shall remain the property of Tenant and may be removed by Tenant subject to the provisions of Paragraph 8B, at any time during the term of this Lease when Tenant is not in default.

9.       ENTRY BY LANDLORD

Landlord and Landlord's agents shall have the right at reasonable times to enter the Premises to inspect the same or to maintain or repair, make alterations or additions to the Premises or any portion thereof or to show the Premises to prospective purchasers, tenants or lender. Landlord may, at any time, place on or about the Premises any ordinary "For Sale or For Lease" signs. Tenant hereby waives any claim for abatement of rent or for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby.

10.      LIENS

Tenant shall keep the Premises and any building of which the Premises are a part free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant and shall indemnify, hold harmless and defend Landlord from any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of Tenant. In the event that Tenant shall not, within twenty (20) days following the imposition of any such lien, cause such lien to be released of record by payment of posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith including attorney's fees and costs shall be payable to Landlord by Tenant on demand with interest at the rate of


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ten percent (10%) per annum. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord and the Premises, and any other party having an interest therein, from mechanics' and materialmen's liens, and Tenant shall give to Landlord at least ten (10) business days prior written notice of the expected date of commencement of any work relating to alterations or additions to the Premises.


11.      INDEMNITY

         A. Indemnification by Tenant. Tenant shall indemnify and hold Landlord harmless from and against any and all claims of liability for any injury or damage to any person or property arising from Tenant's use of the Premises, or from the conduct of Tenant's business or from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises or elsewhere. Tenant shall further indemnify and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under this Lease, or arising from any negligence of Tenant or Tenant's agents, contractors or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon. In the event any action or proceeding is brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend same at Tenant's expense by counsel satisfactory to Landlord.

         B. Indemnification by Landlord. Landlord shall indemnify and hold Tenant harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Landlord's part to be performed under this Lease, or arising from any negligence of Landlord or Landlord's agents, contractors or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon. In the event any action or proceeding is brought against Tenant by reason of any such claim, Landlord upon notice from Tenant shall defend same at Landlord's expense by counsel satisfactory to Tenant.

         C. Exemption of Landlord from Liability. Landlord shall not be liable for injury to Tenant, its employees, invitees, customers, agents or contractors or any other person in or about the Premises, caused by or resulting from fire, steam, electricity, gas, water or rain, which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures of the same, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant. Landlord shall




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         not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building in which the Premises are located.


12.      INSURANCE

         A. Liability Insurance. Tenant shall, at Tenant's expense, procure and maintain at all times during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy, or maintenance of the Premises and appurtenant areas. Such insurance shall at all times be in an amount of not less than $1 million for injury to or death of any one person in any one accident or occurrence and in amount of not less than $3 million for liability for property damage. The limits of such insurance shall not limit the liability of Tenant. If the Premises are part of a larger property, said insurance shall have a Landlord's Protective Liability endorsement attached hereto. All insurance required hereunder shall be with companies rated A+ or better in "Best's Insurance Guide". Tenant shall deliver to Landlord certificates of insurance evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord, provided that in the event Tenant fails to procure and maintain such insurance, Landlord may (but shall not be required to) procure same at Tenant's expense after ten (10) days prior written notice. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Landlord by the insurer. All such policies shall be written as primary policies, not contributing with and not in excess of coverage which the Landlord may carry. Tenant shall, within twenty (20) days prior to the expiration of such policies, furnish Landlord with renewals or binders or Landlord may order such insurance and charge the cost to Tenant, which amount shall be payable by Tenant upon demand. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by Tenant provided such blanket policies expressly afford coverage to the Premises and to Tenant as required by this Lease.

         B. Property Insurance. Landlord shall, at Landlord's expense, procure and maintain at all times during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises in the amount of the full replacement value thereof (exclusive of Tenant's trade fixtures and equipment), providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, sprinkler leakage and special extended peril (all risk). Tenant shall pay such annual insurance premiums to Landlord within fifteen (15) days after receipt by Tenant of copy of the premium statement or other reasonably satisfactory evidence of the amount due, which shall include the method of calculation of Tenant's share thereof if the insurance covers other improvements than the Premises. Such insurance shall provide for payment of loss thereunder to Landlord or the holder of a first mortgage or deed of trust on the Premises.




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         C. Waiver of Subrogation. Landlord and Tenant each hereby waive any and all rights of recovery against the other or against the officers, employees, agents and representatives of the other, on account of loss or damage occasioned to such waiving party of its property or the property of others under its control caused by fire or any of the extended coverage risks described above to the extent that such loss or damage is insured against under any insurance policy in force at the time of such loss or damage. The insuring party shall, upon obtaining the policies of insurance required under this Lease, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.


13.      DAMAGE OR DESTRUCTION

         A. Partial Damage - Insured. In the event improvements on the Premises are damaged by any casualty which is covered under an insurance policy required to be maintained pursuant to Section 12B, then Landlord shall repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect.

         B. Partial Damage - Uninsured. In the event the improvements on the Premises are damaged, except by a negligent or willful act or omission of Tenant, by any casualty not covered under an insurance policy required to be maintained pursuant to Section 12B, then Landlord may, at Landlord's option, either (a) repair such damage as soon as reasonably possible at Landlord's expense, in which event this Lease shall continue in full force and effect, or (b) give written notice to Tenant within thirty (30) days after the date of occurrence of such damage of Landlord's intention to cancel and terminate this Lease as of the date of the occurrence of the damage. In the event Landlord elects to terminate this Lease pursuant to this Section 13B, Tenant shall have the right within ten (10) days after receipt of the required notice to notify Landlord in writing of Tenant's intention to repair such damage at Tenant's expense, without reimbursement from Landlord, in which event this Lease shall continue in full force and effect, and Tenant shall proceed to make such repairs as soon as reasonably possible. If Tenant does not give such notice within the ten (10) day period, this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

         C. Total Destruction. If the Premises are totally destroyed during the term of this Lease from any cause whether or not covered by the insurance required under Section 12B (including any destruction required by any authorized public authority), this Lease shall automatically terminate as of the date of such total destruction.

         D. Damage Near End of The Term. If the Premises are partially destroyed or damaged during the last six (6) months of the term of this Lease, Landlord may at Landlord's option cancel and terminate this Lease as of the date of occurrence of such



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         damage by giving written notice to Tenant of Landlord's election to do so within thirty (30) days after the date of such damage.

         E. Landlord's Obligations. The Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any restoration or replacement of any panelings, decorations, office fixtures, partitions, railings, ceilings, floor covering, equipment, machinery or fixtures or any other improvements or property installed in the Premises by Tenant or at the direct or indirect expense of Tenant. Tenant shall be required to restore or replace same in the event of damage.

         F. Abatement of Rent; Tenant's Remedies.

            i. If the Premises are partially destroyed or damaged and Landlord or Tenant repairs them pursuant to this Lease, the rent payable hereunder for the period during which such damage and repair continues shall be abated in proportion to the extent to which Tenant's use of the Premises is impaired. Except for abatement of rent, if any, Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration.

            ii. If Landlord shall be obligated to repair or restore the Premises under this Section 13 and shall not commence such repair or restoration within ninety (90) days after such obligation shall accrue, Tenant at Tenant's option may cancel and terminate this Lease by written notice to Landlord at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

         G. Termination - Advance Payments. Upon termination of this Lease pursuant to Section 13, an equitable adjustment shall be made concerning advance rent and any advance payments made by Tenant to Landlord. Landlord shall, in addition, return to Tenant so much of Tenant's security deposit as has not theretofore been applied by Landlord.


14.      CONDEMNATION

If the Premises or any portion thereof are taken under the power of eminent domain, or sold by Landlord under the threat of the exercise of said power (all of which is herein referred to as "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever occurs first. If more than ten percent (10%) of the floor area of any buildings on the Premises, or more than twenty-five percent (25%) of the land area of the Premises not covered with buildings, is taken by condemnation, either Landlord or Tenant may terminate this Lease, as of the date the condemning authority takes possession, by notice in writing of such election within twenty



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(20) days after Landlord shall have notified Tenant of the taking, or in the absence of such notice then within twenty (20) days after the condemning authority shall have taken possession.

If this Lease is not terminated by either Landlord or Tenant then it shall remain in full force and effect as to the portion of the Premises remaining, provided the rent shall be reduced in the proportion that the floor area of the buildings taken within the Premises bears to the total floor area of all buildings located on the Premises. In the event this Lease is not so terminated then Landlord agrees, at Landlord's sole cost, to restore the Premises to a complete unit of like quality and character as existed prior to the condemnation as soon as reasonably possible. All awards for the taking of any part of the Premises or any payment made under the threat of the exercise of power of eminent domain shall be the property of Landlord, whether made as compensation for diminution of value of a leasehold or for the taking of the fee or as severance damages; provided, however, that Tenant shall be entitled to any award for loss of or damage to Tenant's trade fixtures and removable personal property. In the event that this lease is not terminated by reason of such condemnation, Landlord shall, to the extent of severance damages received by Landlord in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Tenant has been reimbursed therefor by the condemning authority. Tenant shall pay any amount in excess of such severance damages required to complete such repair.


15.      ASSIGNMENT & SUBLETTING

         A. Landlord's Consent Required. Tenant shall not assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the Premises or any part thereof, without the prior written consent to Landlord and any attempt to do so without such consent being first had and obtained shall be wholly void and shall constitute a breach of this Lease.

         B. Reasonable Consent. If Tenant complies with the following conditions, Landlord shall not unreasonably withhold its consent to the subletting of the Premises or any portion thereof. Tenant shall submit in writing to Landlord: (a) the name and legal composition of the proposed subtenant; (b) the nature of the proposed subtenant's business to be carried on in the Premises; (c) the terms and provisions of the proposed sublease; (d) such reasonable financial information as Landlord may request concerning the proposed subtenant.

         C. No Release of Tenant. No consent by Landlord to any assignment or subletting by Tenant shall relieve Tenant of any obligation to be performed by the Tenant under this Lease, whether occurring before or after such consent, assignment or subletting. The consent by Landlord to any assignment or subletting shall not relieve Tenant from the obligation to obtain Landlord's express written consent to any other assignment or subletting. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any assignment, subletting or other transfer. Consent to one assignment, subletting or other transfer shall not be deemed to constitute consent to any subsequent assignment, subletting or other transfer.

         D. Attorney's Fees. In the event Landlord shall consent to a sublease or assignment under this Section 15, Tenant shall pay Landlord's reasonable attorney's fees not to exceed $500.00 incurred in connection with giving such consent.


16.      SUBORDINATION

         A. Subordination. This Lease, at Landlord's option, shall be subject and subordinate to all ground or underlying leases which now exist or may hereafter by executed affecting the Premises or the land upon which the Premises are situated or both, and the lien of any mortgages or deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against the land or improvements or either thereof, of which the Premises are a part, or on or against Landlord's interest or estate therein, or on or against any ground or underlying Lease without the necessity of the execution and delivery of any further instruments on the part of the Tenant to effectuate such subordination. Alternatively, any mortgagee, trustee or ground lessor may elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of the recording thereof.

         B. Subordination Agreements. Tenant covenants and agrees to execute and deliver upon demand without charge therefore, such further instruments evidencing such subordination of the Lease to such ground or underlying leases and to the lien of any such mortgages or deeds of trust as may be required by Landlord. Tenant hereby appoints Landlord as Tenant's attorney-in-fact, irrevocably, to execute and deliver any such agreements, instruments, releases or other documents.

         C. Quiet Enjoyment. Landlord covenants and agrees with Tenant that upon Tenant paying rent and other monetary sums due under the Lease and performing its covenants and conditions, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises for the term of the Lease, described above.

         D. Attornment. In the event any proceedings are brought for default under any ground or underlying lease or in the event of foreclosure or the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease; provided said purchaser expressly agrees in writing to be bound by the terms of the Lease.

17.      DEFAULT; REMEDIES

         A. Default. The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant:

            i. Any failure by Tenant to pay the rent or any other monetary sums required to be paid hereunder (where such failure continues for thirty (30) days after written notice thereof by Landlord to Tenant);

            ii.  The abandonment or vacation of the Premises by Tenant;

            iii. A failure by Tenant to observe and perform any other provision of this Lease to be observed or performed by Tenant, where such failure continues for thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of such default is such that the same cannot reasonably be cured within such thirty (30) day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion;

            iv. The making by Tenant of any general assignment or general arrangement for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty
            (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

         B. Remedies. In the event of any such material default or breach by Tenant, Landlord may at any time thereafter, with or without notice and demand and without limiting Landlord in the exercise of any right or remedy at law or in equity which Landlord may have by reason of such default or breach:

            i. Maintain this Lease in full force and effect and recover the rent and other monetary charges as they become due, without terminating Tenant's right to possession, irrespective of whether Tenant shall have abandoned the Premises. In the event Landlord elects to not terminate the Lease, Landlord shall have the right to attempt to re-let the Premises at such rent and upon such conditions and for such a term, and to do all acts necessary to maintain or preserve the Premises as Landlord deems reasonable and necessary without being deemed to have elected to terminate the Lease including removal of all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. Notwithstanding that Landlord fails to elect to terminate the Lease initially, Landlord at any time during the term of this Lease may elect to terminate this Lease by virtue of such previous default of Tenant.

              ii. Terminate Tenant's right to possession by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including without limitation thereto, the following: (i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that is proved could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that is proved could be reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; plus (v) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable state law. Upon any such reentry Landlord shall have the right to make any reasonable repairs, alterations or modifications to the Premises, which Landlord in its sole discretion deems reasonable and necessary. As used in subparagraph (i) above, the "worth at the time of award" is computed by allowing interest at the rate of ten percent (10%) per annum from the date of default. As used in subparagraphs (ii) and (iii) the "worth at the time of award" is computed by discounting such amount at the discount rate of the U.S. Federal Reserve Bank at the time of award plus one percent (1%). The term "rent", as used in this Section 17, shall be deemed to be and to mean the rent to be paid pursuant to Section 3 and all other monetary sums required to be paid by Tenant pursuant to the terms of this Lease.

         C. Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord or rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount shall be due, Tenant shall pay to

         Landlord a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

         D. Default by Landlord. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty-day period and thereafter diligently prosecutes the same to completion.

18.      MISCELLANEOUS

         A.       Estoppel Certificate.

                  i. Tenant shall at any time upon not less than ten (10) days' prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by a prospective purchaser or encumbrancer of the Premises.

                  ii. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance and (iii) that not more than one month's rent has been paid in advance.

                  iii. If Landlord desires to finance or refinance said Premises, or any part thereof, Tenant hereby agrees to deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such lender. Such statements shall include the past three years' financial statements of Tenant. All such financial statements shall be received by Landlord in confidence and shall be used only for the purposes herein set forth.

         B. Transfer of Landlord's Interest. In the event of a sale or conveyance by Landlord of Landlord's interest in the Premises other than a transfer for security purposes only, Landlord shall be relieved from and after the date specified in such notice of transfer of all obligations and liabilities accruing thereafter on the part of the Landlord, provided that any funds in the hands of Landlord at the time of transfer in which Tenant has an interest, shall be delivered to the successor of Landlord. This Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee provided all Landlord's obligations hereunder are assumed in writing by the transferee.

         C.   Captions; Attachments; Defined Terms.

              i. The captions of the paragraphs of this Lease are for convenience only and shall not be deemed to be relevant in resolving any question of interpretation or construction of any section of this Lease.

              ii. Exhibits attached hereto, and addendum and schedules initialed by the parties, are deemed by attachment to constitute part of this Lease and are incorporated herein.

              iii. The words "Landlord" and "Tenant", as used herein, shall include the plural as well as the singular. Words used in neuter gender include the masculine and feminine and words in the masculine or feminine gender include the neuter. If there be more than one Landlord or Tenant, the obligations hereunder imposed upon Landlord or Tenant shall be joint and several. If the Tenants are husband and wife, the obligations shall extend individually to their sole and separate property as we as to their community property. The term "Landlord" shall mean only the owner or owners at the time in question of the fee title or a tenant's interest in a ground lease of the Premises. The obligations contained in this Lease to be performed by Landlord shall be binding on Landlord's successors and assigns only during their respective periods of ownership.

         D. Entire Agreement. This instrument along with any exhibits and attachments hereto constitutes the entire agreement between Landlord and Tenant relative to the Premises and this Agreement and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves and their agents or representatives relative to the leasing of the Premises are merged in or revoked by this Agreement.

         E. Severability. If any term or provision of this Lease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforceable to the fullest extent permitted by law.

         F.   Costs of Suit.

              i. If Tenant or Landlord shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of rent or possession of the Premises, the losing party shall pay the successful party a reasonable sum for attorneys' fees which shall be deemed to have accrued on the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.

              ii. Should Landlord, without fault on Landlord's part, be made a party to any litigation instituted by any third party against Tenant, or for the foreclosure of any lien for labor or material furnished to or for Tenant, or otherwise arising out of or resulting from any act or transaction of Tenant, Tenant covenants to save and hold Landlord harmless from any judgment rendered against Landlord or the Premises or any part thereof, and all costs and expenses, including reasonable attorneys' fees, incurred by Landlord in or in connection with such litigation.

              iii. Should Tenant, without fault on Tenant's part, be made a party to any litigation instituted by any third party against Landlord, or for the foreclosure of any lien for labor or material furnished to or for Landlord, or otherwise arising out of or resulting from any act or transaction of Landlord, Landlord covenants to save and hold Tenant harmless from any judgment rendered against Tenant or the Premises or any part thereof, and all costs and expenses, including reasonable attorneys' fees, incurred by Tenant in or in connection with such litigation.

         G. Time; Joint and Several Liability. Time is of the essence of this Lease and each and every provision hereof, except as to the conditions relating to the delivery of possession of the Premises to Tenant. All the terms, covenants and conditions contained in this Lease to be performed by either party, if such party shall consist of more than one person or organization, shall be deemed to be joint and several, and all rights and remedies of the parties shall be cumulative and non-exclusive of any other remedy at law or in equity.

         H. Binding Effect; Choice of Law. The parties hereto agree that all the provisions hereof are to be construed as both covenants and conditions as though the words importing such covenants and conditions were used in each separate paragraph hereof; subject to any provisions hereof restricting assignment or subletting by Tenant and subject to Section 19B, all of the provisions hereof shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. This Lease shall be governed by the laws of the State of Utah.

         I. Waiver. No covenant, term or condition or the breach thereof shall be deemed waived, except by written consent of the part against whom the waiver is claimed, and any waiver or the breach of any covenant, term or condition shall not be deemed to be a waiver of any proceeding or succeeding breach of the same or any other covenant, term or condition. Acceptance by Landlord of any performance by Tenant after the time the same shall have become due shall not constitute a waiver by Landlord of the breach or default of any covenant, term or condition unless otherwise expressly agreed to by Landlord in writing.

         J. Surrender of Premises. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of the Landlord, terminate all or any existing subleases or subtenancies.

         K. Holding Over. If Tenant remains in possession of all or any part of the Premises after the expiration of the term hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month to month only, and not a renewal hereof or an extension for any further term, and in such case, rent and other monetary sums due hereunder shall be payable in an amount equal to 150% of the rent charged immediately prior to expiration, and such month to month tenancy shall be subject to every other term, covenant and agreement contained herein.

         L. Signs and Auction. Tenant shall not place any sign upon the Premises or conduct any auction thereon without Landlord's prior written consent.

         M. Reasonable Consent. Except as limited elsewhere in this Lease, wherever in this Lease Landlord or Tenant is required to give its consent or approval to any action on the part of the other, such consent or approval shall not be unreasonably withheld. In the event of failure to give any such consent, the other party shall be entitled to specific performance at law and shall have such other remedies as are reserved to it under this Lease, but in no event shall Landlord or Tenant be responsible in monetary damages for failure to give consent unless said failure is withheld maliciously or in bad faith.

         N. Interest on Past Due Obligations. Except as expressly herein provided, any amount due to Landlord not paid when due shall bear interest at twelve percent (12%) per annum from the due date. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

         O. Recording. Tenant shall not record this Lease without Landlord's prior written consent, and such recordation shall, at the option of Landlord constitute a non-curable default of Tenant hereunder. Either party shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

         P. Notices. All notices or demands of any kind required or desired to be given by Landlord or Tenant hereunder shall be in writing and shall be deemed delivered forty-eight (48) hours after depositing the notice or demand in the United States mail, certified or registered, postage prepaid, addressed to the Landlord or Tenant respectively at the addressed set forth after their signatures at the end of this Lease.

         Q. Corporate Authority. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. If Tenant is a corporation, Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

19.      HAZARDOUS MATERIALS

         A. Lessor's Prior Consent. Notwithstanding anything contained in this Lease to the contrary, Tenant shall not cause or permit any Hazardous Materials (as defined in Section 19B below) to be brought upon, kept, stored, discharged, released or used in, under or about the Premises by Tenant, its agents, employees, contractors, subcontractors, licensees or invitees, without the prior written consent of Landlord.

         B. Compliance with Hazardous Materials Laws. Tenant shall at all times in all respects comply will all federal, state and local laws, ordinances and regulations relating to or involving the use, generation, manufacture, storage, discharge, release, disposal or transportation of any materials, substances or wastes which are considered to be or may be hazardous to human health or safety or to the environment due to their radioactivity, ignitability, corrositivity, reactivity, carcinogenicity, infectiousness or other harmful properties and which are defined as or included within the definition of "hazardous materials," "toxic substances" or "chemical known to cause cancer or reproductive toxicity" under any Hazardous Materials Laws (collectively, "Hazardous Materials"). All laws, ordinances and regulations relating to industrial hygiene, environmental protection, or the use, analysis, generation, manufacture, storage, discharge, release, disposal or transportation of Hazardous Materials are collectively referred to herein as "Hazardous Materials Laws".

         Tenant shall handle, treat, deal with and manage any and all Hazardous Materials in, on, under or about the Premises in total conformity with all applicable Hazardous Materials Laws and prudent industry practices regarding management of such Hazardous Materials. Upon expiration or earlier termination of this Lease, Tenant shall, at Tenant's sole cost and expense, cause all Hazardous Materials brought or allowed on the Premises during the lease term to be removed from the Premises and transported for use, storage or disposal in accordance and in compliance with all applicable Hazardous Materials Laws. Tenant shall not take any remedial action in response to the presence of any Hazardous Materials in or about the Premises or enter into any settlement agreement, consent decree or other compromise in respect to any claims relating to any Hazardous Materials in any way connected with the Premises, without first notifying Landlord of Tenant's intention to do so affording Lessor ample opportunity to appear, intervene or otherwise appropriately assert and protect Landlord's interests with respect hereto.

         C. Notices. Tenant shall immediately notify Landlord in writing of: (i) any enforcement, cleanup, removal or other governmental or regulatory action threatened, instituted, or completed pursuant to any Hazardous Materials Laws; (ii) any claim made or threatened by any person against Tenant or the Premises relating to damage, contribution, cost recovery compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (iii) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials on or removed from the Premises, including any complaints, notices, warnings, or asserted violations in connection therewith. Tenant shall also supply to Landlord as promptly as possible, and in no event later than five (5) business days after Tenant first receives or sends the same, copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises of Tenant's use thereof. Tenant shall maintain copies of hazardous waste manifests reflecting the legal and proper disposal of all Hazardous Materials removed from the Premises and supply Landlord with copies of same on request.

         D. Indemnification. Tenant shall indemnify, defend and hold Landlord harmless from any and all damages, losses, expenses, liabilities, obligations, costs, etc., arising out of the handling or release of Hazardous Materials on the Premises, or the violation of any Hazardous Materials Laws by Tenant or any party subject to its control. Landlord shall indemnify, defend and hold Tenant harmless from any and all damages, losses, expenses, liabilities, obligations, costs, etc., arising out of the handling or release of Hazardous Materials on the Premises or the violation of any Hazardous Materials Laws by Landlord or any party subject to its control (other than Tenant and any parties subject to Tenant's control). The foregoing indemnities shall survive the expiration or earlier termination of this Lease.

In Witness Whereof, the Landlord and Tenant have excluded this Lease the date and year first above written.

Landlord:                                Tenant:

ROCKWELL INTERNATIONAL CORP.,            TELTRUST, INC.,
a Delaware corporation                   a Utah corporation


By:  /s/ Charles B. Winn                 By:  [SIGNATURE APPEARS HERE]
     -------------------------                ----------------------------
Its: CHARLES B. WINN                     Its: VICE PRESIDENT FINANCE
     -------------------------                ----------------------------
     DIRECTOR-REAL ESTATE                     ADMINISTRATION-CFO


Address:                                 Address:
2201 Seal Beach Boulevard                221 North Charles Lindbergh Drive
                                         -------------------------------
Seal Beach, California 90740             Salt Lake City, UT 84116
                                         -------------------------------



This Lease has been prepared for submission to your attorney who will review the document and assist you to determine whether your legal rights are adequately protected. Consolidated Realty Group is not authorized to give legal to tax advice; no representation or recommendation is made by Consolidated Realty Group or its agents or employees to the legal sufficiency, legal effect or tax consequences of this document or any transaction relating thereto. These are questions for your attorney with whom you should consult before signing this document.

                                   EXHIBIT A

                                TOTAL BUILDING
                                  FLOOR PLAN
               CROSS HATCHED AREA SHOWS 30,000 S.F. OFFICE AREA


                           [FLOOR PLAN APPEARS HERE]

                          TENANT ESTOPPEL CERTIFICATE



To:   Big-N Investment Co., L.L.C. ("Buyer")
      P.O. Box 45005
      Salt Lake City, Utah 84145-5005

Re:   Property:     Rockwell International Facility at 5520 Harold Gatty Road,
                    Salt Lake City, Utah

      Lease Dated:  May 1, 1994

      Landlord:     Rockwell International Corp.

From: Teltrust,Inc. ("Tenant")


      The undersigned Tenant is the lessee of approximately 30,000 square feet of office space (the "Premises") located in the Property under the terms of a lease (the "Lease") with Rockwell International Corp. ("Landlord"). Buyer is about to purchase the Property. At Buyer's request, and knowing that Buyer will rely upon the accuracy of the information contained herein in connection with the purchase of the Property, the undersigned Tenant certifies to Buyer as follows:

       1.    The Lease is dated May 1, 1994.

       2. The commencement date of the Lease was May 1, 1994, and the expiration date of the Lease term is November 30, 1996.

       3.    Rent:

             3.1 The fixed monthly rental payable under the Lease is $18,750.00 and has been paid through Sept. 1, 1994.

             3.2 All additional rent (including, as applicable, common area expenses, taxes, utilities, insurance, etc.) payable under the terms of the Lease has been paid through Sept. 1, 1994, and the Tenant is not presently contesting any amount or Tenant's share thereof.

             3.3 Tenant has paid all other taxes, charges, maintenance, insurance, utilities and other costs or expenses payable by Tenant under the terms and provisions of the Lease and no amounts remain unpaid as of the date hereof.

         4. The amount of security deposit being held by Landlord is $18,750.00. No interest is or will in the future become due or payable in connection with the security deposit.

         5. The Lease is in full force and effect, and is binding and enforceable against Tenant in accordance with its terms.

         6. The Lease constitutes the entire agreement between Landlord and Tenant with respect to the Premises and the Lease has not been amended, modified, supplemented, renewed or otherwise changed in any way, and there are no agreements or obligations between Tenant and Landlord, either oral or written, to so amend, renew, supplement, change or modify the terms or provisions of the Lease.

         7. The Tenant has accepted the Premises and is in full and complete possession thereof.

         8. The Tenant has not assigned, sublet, or encumbered its interest in the Lease.

         9. Tenant has performed no alterations or works of improvement upon the Premises for which any contractor, workman or supplier is still unpaid or for which any mechanic or materialman may be entitled to file a lien against the Premises or the Property.

         10. Tenant claims no offsets, rebates, concessions, abatements, "free rent" or defenses to the enforcement of the agreements, terms, covenants or conditions of the Lease. No rent under the Lease has been paid other than as is currently due, and there exists no credits or allowances to which Tenant is entitled.

         11. To the best of knowledge of Tenant, neither the Landlord nor the Tenant is in default in the performance or observance of any of its obligations under the Lease, and no event has occurred and no conditions exist that, with the giving of notice or the passage of time, or both, would constitute a default under the terms of the Lease.

         12. Tenant has no option to renew the Lease, or to lease any other space in, or to purchase all or part of, the Property, except as set forth in the Lease.

         13. No action or proceeding instituted by Tenant against Landlord is pending in any court.

         14. Tenant agrees to recognize Buyer as the Landlord under the Lease from and after the conveyance of the Property to Buyer.

         15. Tenant has received no notice of prior sale, transfer, assignment, hypothecation or pledge of the Lease or of the rents provided therein.

          16. Tenant agrees that this Certificate shall be binding upon the Tenant and its successors and assigns, and shall inure to Buyer's benefit.


                                        Very truly yours,


                                        TELTRUST, INC., a Utah corporation


                                        By /s/ Steven Swenson
                                         ------------------------------
                                         General Counsel
                                         ------------------------------
                                         (Type Name and Title)

                      FIRST AMENDMENT TO LEASE AGREEMENT
                      ----------------------------------


    THIS FIRST AMENDMENT TO LEASE AGREEMENT (this "Amendment") is entered into
as of the  Dec. 1, 1996   by and between BIG N INVESTMENT CO., L.L.C, a Utah
         ----------------
limited liability company ("Landlord"), and TELETRUST, INC., a Utah corporation ("Tenant"); collectively referred to as the "Parties" and individually, a "Party".

                                   RECITALS
                                   --------

    WHEREAS, Tenant and Rockwell International Corp., successor in interest to Landlord are parties to that certain Industrial Lease Agreement dated May 1, 1994 (the "Lease") concerning premises located at 5520 West Harold Gatty Drive, Salt Lake County, Utah (the "Premises"); and

    WHEREAS, the Parties desire to amend the Lease to extend the term of the Lease, grant Tenant one (1) additional option term and make further modifications to the Amended Lease as set forth herein;

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

    1.  TERM. Section 2.A. of the Lease is hereby amended to extend the term
        ----
for an additional one year period so that the term now expires on November 30, 1997 and to grant to Tenant an option to extend the term for an additional one year period. Tenant shall exercise such option not latter than one hundred twenty (120) days prior to November 30, 1997, and if exercised, the term, as extended by the option, shall expire on November 30, 1998.

    2.  RENT.  The amount of Rent set forth in Section 3 of the Lease is
        ----
hereby amended to be as follows:

        a. The rent for the period from November 30, 1996 through November 30, 1997 shall be Nineteen Thousand Eight Hundred Seventy-Five Dollars ($19,875.00) per month.

        b.  The rent for the period from November 30,1997 through November
        30, 1998 shall be Twenty-One-Thousand Sixty-Eight Dollars ($21,068.00) per month.

    3.  LATE CHARGES. Section 17.C of the Lease is hereby amended to delete the
        ------------
phrase "ten percent (10%) of such overdue amount" and to substitute in place thereof the phrase "five percent (5%) of such overdue amount".

    4. PARKING. Tenant acknowledges that Landlord has retained for its own use a
       -------
total of thirty-five (35) parking spaces on the land upon which the Premises are located.

    5. MISCELLANEOUS. This Amendment, and the amendments to the Lease as set
       -------------
forth herein, shall become effective as of the date first set forth above. Except as expressly amended herein, the Lease shall remain in full force and effect. In the event of any discrepancy between the Amended Lease and this Amendment, the terms of this Amendment shall govern. Capitalized terms herein but not otherwise defined shall have the meanings given such terms in the Lease.

    IN WITNESS WHEREOF, this Amendment has been executed as of the date first above written.

                                        BIG N INVESTMENT CO., L.L.C.,
                                        a Utah limited liability company


                                        By:[signature appears here]
                                           -----------------------------
                                          Name:
                                          Title:PARTNER


                                                "LANDLORD"

                                         TELETRUST,INC.,
                                         a Utah corporation


                                         By:/s/MARK B. COHEN
                                            ----------------------------
                                           Name:MARK B. COHEN
                                           Title:EXEC V.P./CFO.

                                                  "TENANT"

                      FIRST AMENDMENT TO LEASE AGREEMENT
                      ----------------------------------


    THIS FIRST AMENDMENT TO LEASE AGREEMENT (this "Amendment") is entered into
as of the  Dec. 1, 1996   by and between BIG N INVESTMENT CO., L.L.C, a Utah
         ----------------
limited liability company ("Landlord"), and TELETRUST, INC., a Utah corporation ("Tenant"); collectively referred to as the "Parties" and individually, a "Party".

                                   RECITALS
                                   --------

    WHEREAS, Tenant and Rockwell International Corp., successor in interest to Landlord are parties to that certain Industrial Lease Agreement dated May 1, 1994 (the "Lease") concerning premises located at 5520 West Harold Gatty Drive, Salt Lake County, Utah (the "Premises"); and

    WHEREAS, the Parties desire to amend the Lease to extend the term of the Lease, grant Tenant one (1) additional option term and make further modifications to the Amended Lease as set forth herein;

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

    1.  TERM. Section 2.A. of the Lease is hereby amended to extend the term
        ----
for an additional one year period so that the term now expires on November 30, 1997 and to grant to Tenant an option to extend the term for an additional one year period. Tenant shall exercise such option not latter than one hundred twenty (120) days prior to November 30, 1997, and if exercised, the term, as extended by the option, shall expire on November 30, 1998.

    2.  RENT.  The amount of Rent set forth in Section 3 of the Lease is
        ----
hereby amended to be as follows:

        a. The rent for the period from November 30, 1996 through November 30, 1997 shall be Nineteen Thousand Eight Hundred Seventy-Five Dollars ($19,875.00) per month.

        b.  The rent for the period from November 30,1997 through November
        30, 1998 shall be Twenty-One-Thousand Sixty-Eight Dollars ($21,068.00) per month.

    3.  LATE CHARGES. Section 17.C of the Lease is hereby amended to delete the
        ------------
phrase "ten percent (10%) of such overdue amount" and to substitute in place thereof the phrase "five percent (5%) of such overdue amount".

    4. PARKING. Tenant acknowledges that Landlord has retained for its own use a
       -------
total of thirty-five (35) parking spaces on the land upon which the Premises are located.

    5. MISCELLANEOUS. This Amendment, and the amendments to the Lease as set
       -------------
forth herein, shall become effective as of the date first set forth above. Except as expressly amended herein, the Lease shall remain in full force and effect. In the event of any discrepancy between the Amended Lease and this Amendment, the terms of this Amendment shall govern. Capitalized terms herein but not otherwise defined shall have the meanings given such terms in the Lease.

    IN WITNESS WHEREOF, this Amendment has been executed as of the date first above written.

                                        BIG N INVESTMENT CO., L.L.C.,
                                        a Utah limited liability company


                                        By:[signature appears here]
                                           -----------------------------
                                          Name:
                                          Title:PARTNER


                                                "LANDLORD"

                                         TELETRUST,INC.,
                                         a Utah corporation


                                         By:/s/MARK B. COHEN
                                            ----------------------------
                                           Name:MARK B. COHEN
                                           Title:EXEC V.P./CFO.

                                                  "TENANT"

                                       2